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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 8, 2006

                              LSB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   1-7677               73-1015226
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   (State or other jurisdiction     (Commission           (IRS Employer
        of  incorporation)          File Number)       Identification No.)

  16 South Pennsylvania Avenue, Oklahoma City, Oklahoma        73107
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        (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (405) 235-4546

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 -  FINACIAL INFORMATION

Item 2.02    Results of Operation and Financial Condition.
             ---------------------------------------------

On May 8, 2006, LSB Industries, Inc. (the "Company") issued a press release to report its financial results for the first quarter ended March 31, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 19, 2006, at 10:30 am central time, the Company will hold a conference call broadcast live over the Internet to discuss the results of the first quarter. The conference call was announced in the press release, dated May 8, 2006, attached hereto as Exhibit 99.1.

The information in this item 2.02 of this Form 8-K and the Exhibit attached hereto is being furnished under Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

SECTION 9 -  Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits
             ---------------------------------

             (d) Exhibits

                 Exhibit Number    Description
                 --------------    -------------------------------
                 99.1              Press release dated May 8, 2006

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2006                        LSB INDUSTRIES, INC.


                                          By: /s/ Jim D. Jones
                                              ----------------------------------
                                              Jim D. Jones,
                                              Senior Vice President,
                                              Corporate Controller and Treasurer
                                              (Principal Accounting Officer)